UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 12, 2024

Shimmick Corporation

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-41867	84-3749368
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

530 Technology Drive Suite 300 Irvine, CA		92618
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (833) 723-2021

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	SHIM	NASDAQ

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers, Election of Directors, Appointment of Certain Officer; Compensatory Arrangements of Certain Officers.

Leadership Transition

On November 12, 2024, Steve Richards, the Company’s Chief Executive Officer (“CEO”), announced his retirement as Chief Executive Officer of the Company, effective December 2, 2024.

In connection with Mr. Richards’ retirement, the Company appointed Ural Yal as CEO, effective December 2, 2024. Mr. Yal will also join the Board of Directors (the "Board") at that time, with the size of the Board increasing from seven members to eight.

In order to ensure a smooth transition, Mr. Richards will remain an employee of the Company through the date of the Company's annual meeting in 2025 pursuant to an Employment and Transition Agreement, the terms of which are summarized below.

Mr. Yal, age 47, has, since 2017, served in various leadership roles at Flatiron Construction, most recently as Executive Vice President. Prior to Flatiron Construction, beginning in 1998, he held progressive roles at Balfour Beatty and Modern Continental working on complex heavy civil construction projects. Mr. Yal has an undergraduate degree in Civil Engineering from Istanbul Technical University and an MBA from California State University, Dominguez Hills.

Richards Employment and Transition Agreement

As noted above, in connection with Mr. Richards’ retirement, the Company and Mr. Richards entered into an Employment and Transition Agreement, dated November 12, 2024 (the “Employment and Transition Agreement”), pursuant to which he will remain CEO of the Company until December 2, 2024 and serve as Emeritus CEO to the Company from December 2, 2024 until the date of the Company's annual meeting in 2025 (the “Transition Period”). During the Transition Period, Mr. Richards will be tasked with providing strategic advice and support to ensure a smooth transition, advising on historical matters and such other activities as may be requested from time to time by the Board. In exchange for these services, Mr. Richards will be entitled to the following: (i) continuation of his existing base salary ($500,000 per annum) through the end of the Transition Period; (ii) continued eligibility to receive the full target bonus under the Company’s Annual Incentive Bonus Plan for the fiscal year ending January 3, 2025 and a pro rata target bonus for the fiscal year ending January 2, 2026; (iii) continued vesting of all outstanding equity incentive awards through the final vesting date of such awards and continued exercisability of all outstanding stock option awards that are or become vested during the Transition Period through the end of the full initial term of such options as if Mr. Richards remained employed with the Company through such dates; and (iv) continuation of certain other benefits through the end of the Transition Period. Mr. Richards will not receive any new equity incentive awards or be entitled to any additional compensation. The foregoing summary of the Employment and Transition Agreement is not complete and is subject to, qualified in its entirety by, and should be read in conjunction with, the full text of the Employment and Transition Agreement, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

Mr. Richards’ retirement is not related to any disagreement with the Company on any matter relating to the Company’s operations, policies or practices.

Yal Offer Letter

In connection with Mr. Yal’s appointment as CEO, the Company provided an offer letter, dated as of November 12, 2024, which provides for the following key compensation and benefits:

•
annual base salary of $800,000;
•
eligibility for an annual cash bonus under the Company’s Annual Incentive Bonus Plan with a target award equal to 120% of base salary and a guaranteed minimum award equal to 80% of base salary (the “2025 Minimum Bonus”), based upon annual performance targets established by the Board (or the Compensation Committee thereof);
•
(i) a sign-on bonus consisting of a one-time grant of restricted stock units (“RSUs”) under the Company's Equity Incentive Plan ("EIP") with a fair market value on the date of grant equal to $400,000 (the “Sign-On Bonus RSUs”) and (ii) an annual grant of RSUs under the EIP with a fair market value on the date of grant equal to $600,000 (the “Annual Grant RSUs”). The Sign-On Bonus RSUs will vest on December 2, 2025 and the Annual Grant RSUs will vest in three equal installments on December 2, 2025, December 2, 2026 and December 2, 2027, each subject to Mr. Yal’s continued employment with the Company through the vesting date; and
•
expense reimbursement and participation in the Company’s retirement, health and welfare, vacation and other benefit programs.

Mr. Yal will also enter into the Company’s standard form of indemnification agreement for directors and officers, a form of which was previously filed by the Company as Exhibit 10.1 to the Company’s Registration Statement on Form S-1/A on October 24, 2023.

There are no arrangements or understandings between Mr. Yal and any other persons pursuant to which he was elected as an officer or director of the Company. There are also no family relationships between Mr. Yal and any director or executive officer of the Company. Mr. Yal has no direct or indirect material interest in any related party transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.

The foregoing summary of the Offer Letter is not complete and is subject to, qualified in its entirety by, and should be read in conjunction with, the full text of the Offer Letter, which is filed as Exhibit 10.2 to this Current Report on Form 8-K and incorporated herein by reference.

Item 8.01 Other Events.

On November 12, 2024, the Company issued a press release announcing Mr. Richards’ retirement and Mr. Yal’s appointment as CEO. A copy of the press release is furnished as Exhibit 99.1 hereto. This information is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities under that Section, and shall not be deemed to be incorporated by reference into the filings of the Company under the Securities Act of 1933, as amended.

Item 9.01 Financial Statements and Exhibits.

Exhibit Number	Description
10.1	Employment and Transition Agreement, between Shimmick Corporation and Steven E. Richards, dated November 12, 2024
10.2	Offer Letter, between Shimmick Corporation and Ural Yal, dated November 12, 2024
99.1	Press Release
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Shimmick Corporation

Date: November 18, 2024	By:	/s/ John Carpenter
John Carpenter
Executive Vice President and General Counsel